Exhibit 99.1

Subsidiaries of NRG Energy, Inc.

Name of Entity
3279405 Nova Scotia Company
3283764 Nova Scotia Company
7549709 Canada Inc.
7644868 Canada Inc.
7711565 Canada Inc.
AC Solar Holdings LLC
Ace Energy, Inc.
Adams Community Solar Garden I LLC
Adams Community Solar Garden II LLC
Adams Community Solar Garden III LLC
Adams Community Solar Gardens LLC
Agua Caliente Borrower 1 LLC
Agua Caliente Borrower 2 LLC
Agua Caliente Solar Holdings LLC
Agua Caliente Solar, LLC
Allied Home Warranty GP LLC
Allied Warranty LLC
Alta Interconnection Management II, LLC
Alta Interconnection Management III, LLC
Alta Interconnection Management, LLC
Alta Realty Holdings, LLC
Alta Realty Investments, LLC
Alta Vista SunTower, LLC
Alta Wind 1-5 Holding Company, LLC
Alta Wind Asset Management Holdings, LLC
Alta Wind Asset Management, LLC
Alta Wind Company, LLC
Alta Wind Holdings, LLC
Alta Wind I Holding Company, LLC
Alta Wind I, LLC
Alta Wind II Holding Company, LLC
Alta Wind II, LLC
Alta Wind III Holding Company, LLC
Alta Wind III, LLC
Alta Wind IV Holding Company, LLC
Alta Wind IV, LLC
Alta Wind V Holding Company, LLC
Alta Wind V, LLC
Alta Wind X Holding Company, LLC
Alta Wind X, LLC
Alta Wind X-XI TE Holdco LLC
Alta Wind XI Holding Company, LLC

Alta Wind XI, LLC
Arapahoe Community Solar Garden I LLC
Arthur Kill Gas Turbines LLC
Arthur Kill Power LLC
Astoria Gas Turbine Power LLC
Avenal Park LLC
Avenal Solar Holdings LLC
Bashaw Solar 1, LLC
Bayou Cove Peaking Power, LLC
Beheer-en Beleggingsmaatschappij Plogema B.V.
Belter Holdco LLC
Berrians I Gas Turbine Power LLC
BETM de México, S. de R.L. de C.V.
BETM MX US LLC
BidURenergy, Inc.
Big Cajun I Peaking Power LLC
Big Cajun II Unit 4 LLC
Big Lake Holdco LLC
Black Cat Road Solar, LLC
Bluestone Solar, LLC
Bluewater Wind Delaware LLC
Bluewater Wind Maryland LLC
Bluewater Wind New Jersey Energy LLC
Boquillas Wind, LLC
Boston Energy Trading and Marketing LLC
Broken Bow Wind, LLC
Brook Street Solar 1, LLC
Buckthorn Holdings, LLC
Buckthorn Renewables, LLC
Buckthorn Solar Portfolio, LLC
Buckthorn Westex, LLC
Buckthom Wind Class B Holdco LLC
Buckthom Wind Pledgor LLC
Buckthorn Wind Project, LLC
Buckthom Wind Tax Equity Holdco LLC
Buffalo Bear, LLC
Bullock Road Solar 1, LLC
BWC Swan Pond River, LLC
Cabrillo Power I LLC
Cabrillo Power II LLC
California Jupiter, LLC
Camino Energy, LLC
Canal West LLC
Capistrano Wind Holdings, Inc.

Capistrano Wind II, LLC
Capistrano Wind Partners, LLC
Capistrano Wind, LLC
Carbon Management Solutions LLC
Caresale Services Limited
Carlsbad Energy Center LLC
Carlsbad Energy Holdings LLC
Cedro Hill Wind LLC
Center St Solar 1, LLC
Chester Energy, LLC
Chickahominy River Energy Corp.
Chisago Holdco LLC
Cirro Energy Services, Inc.
Cirro Group, Inc.
Citizens Power Holdings One, LLC
CJ Solar 2, LLC
Clear View Acres Wind Farm, LLC
Colorado Shared Solar I LLC
Colorado Springs Solar Garden LLC
Commonwealth Atlantic Power LLC
Conemaugh Power LLC
Connecticut Jet Power LLC
Continental Energy, LLC
Cottonwood Development LLC
Cottonwood Energy Company LP
Cottonwood Generating Partners I LLC
Cottonwood Generating Partners II LLC
Cottonwood Generating Partners III LLC
Cottonwood Technology Partners LP
Crofton Bluffs Wind, LLC
Crosswind Transmission, LLC
CVSR Holdco LLC
Cy-Hawk Wind Energy, LLC
Daggett Solar Power 1 LLC
Daggett Solar Power 2 LLC
Daggett Solar Power 3 LLC
Delaware Power Development LLC
Denver Community Solar Garden I LLC
Denver Community Solar Garden II LLC
Desert Sunlight 250, LLC
Desert Sunlight 300, LLC
Desert Sunlight Holdings LLC
Desert Sunlight Investment Holdings, LLC
Devon Power LLC

Dodge Holdco LLC
Doga Enerji Uretim Sanayi ve Ticaret Limited Sirketi
Doga Isi Satis Hizmetleri Ticaret Limited Sirketi
Doga Isletme ve Bakim Ticaret Limited Sirketi
Dunkirk Gas Corporation
Dunkirk Power LLC
Eagle View Acres Wind Farm, LLC
Eastern Sierra Energy Company LLC
Ecokap Power LLC
EHI Development Fund, LLC
El Mirage Energy, LLC
El Segundo Energy Center II LLC
El Segundo Energy Center LLC
El Segundo Power II LLC
El Segundo Power, LLC
Elbow Creek Wind Project LLC
Elk Lake Wind Farm, LLC
Elkhorn Ridge Wind II, LLC
Elkhorn Ridge Wind, LLC
EME Eastern Holdings, LLC
EME Investments II, LLC
EME Investments, LLC
EME Southwest Power, LLC
EME UK International, LLC
Energy Alternatives Wholesale, LLC
Energy Choice Solutions LLC
Energy Plus Holdings LLC
Energy Plus Natural Gas LLC
Energy Protection Insurance Company
Enterprise Solar, LLC
ENVIA Energy Oklahoma City, LLC
Escalante Solar I, LLC
Escalante Solar II, LLC
Escalante Solar III, LLC
ETCAP NES CS MN 02 LLC
eV2g LLC
Everything Energy LLC
EVgo Services LLC
Farmington Holdco LLC
Federal Road Solar 1, LLC
Fogarty Solar, LLC
Forest Lake Holdco LLC
Forward Home Security, LLC
Forward WindPower LLC

Four Brothers Capital, LLC
Four Brothers Holdings, LLC
Four Brothers Portfolio, LLC
Four Brothers Solar, LLC
Frontenac Holdco LLC
FUSD Energy, LLC
GCE Holding LLC
GCP Funding Company, LLC
GenConn Devon LLC
GenConn Energy LLC
GenConn Middletown LLC
Geostellar, Inc.
Gladstone Power Station Joint Venture
Goal Zero Europe GmbH
Goal Zero LLC
Goat Wind, LLC
Granite II Holding, LLC
Granite Mountain Capital, LLC
Granite Mountain Holdings, LLC
Granite Mountain Renewables, LLC
Granite Mountain Solar East, LLC
Granite Mountain Solar West, LLC
Granite Power Partners II, L.P.
Green Mountain Energy Company
Green Mountain Energy Sun Club
Green Prairie Energy, LLC
Greenmountain Wind, LLC
Gregory Partners, LLC
Gregory Power Partners LLC
Groen Wind, LLC
Hanover Energy Company
Hardin Hilltop Wind, LLC
Hardin Wind Energy, LLC
High Plains Ranch II, LLC
Highland Township Wind Farm, LLC
HLE Solar Holdings, LLC
HSD Solar Holdings, LLC
Huntley IGCC LLC
Huntley Power LLC
Hwy 14 Holdco LLC
Independence Energy Alliance LLC
Independence Energy Group LLC
Independence Energy Natural Gas LLC
Indian River Operations Inc.

Indian River Power LLC
Intellastar LLC
Iron Springs Capital, LLC
Iron Springs Holdings, LLC
Iron Springs Renewables, LLC
Iron Springs Solar, LLC
Ivanpah Master Holdings, LLC
Ivanpah Project I Holdings, LLC
Ivanpah Project II Holdings, LLC
Ivanpah Project III Holdings, LLC
James River Power LLC
Kaufman Cogen LP
Kawailoa Renewables, LLC
Kawailoa Solar Holdings, LLC
Kawailoa Solar, LLC
Kawailoa Solar Portfolio, LLC
Keystone Power LLC
Langford Wind Power, LLC
Lanikuhana Solar, LLC
Laredo Ridge Wind, LLC
Lenape II Solar LLC
Lindberg Field Solar 1, LLC
Lindberg Field Solar 2, LLC
Long Beach Generation LLC
Long Beach Peakers LLC
Long Beach Power LLC
Longhorn Energy, LLC
Lookout WindPower LLC
Louisiana Generating LLC
LSP-Nelson Energy, LLC
Maplekey UK Finance Limited
Maplekey UK Limited
Mapleton Solar LLC
MC1 Solar Farm, LLC
MCM Energy Ventures, Inc.
MEC Esenyurt B.V.
MEC San Pascual B.V.
Meriden Gas Turbines LLC
Middletown Power LLC
Midway-Sunset Cogeneration Company
Midwest Finance Company, LLC
Midwest Generation EME, LLC
Midwest Generation Holdings I, LLC
Midwest Generation Holdings II, LLC

Midwest Generation Holdings Limited
Midwest Generation Procurement Services, LLC
Midwest Generation, LLC
Midwest Peaker Holdings, LLC
Mililani Land Holdings, LLC
Minisink Solar 1, LLC
Minisink Solar 2, LLC
Mirant New York Services, LLC
Mirant Power Purchase, LLC
Mirant Trust I
Mirant Wrightsville Investments, Inc.
Mirant Wrightsville Management, Inc.
Mission Bingham Lake Wind, LLC
Mission Del Cielo, LLC
Mission del Sol, LLC
Mission Energy Construction Services, LLC
Mission Energy Holdings International, LLC
Mission Energy Wales, LLC
Mission Funding Zeta, LLC
Mission Iowa Wind, LLC
Mission Midway-Sunset Holdings, LLC
Mission Midwest Coal, LLC
Mission Minnesota Wind II, LLC
Mission Minnesota Wind, LLC
Mission Watson Holdings, LLC
Mission Wind Boquillas, LLC
Mission Wind Broken Bow, LLC
Mission Wind Cedro, LLC
Mission Wind Crofton Bluffs, LLC
Mission Wind Laredo, LLC
Mission Wind New Mexico II, LLC
Mission Wind New Mexico, LLC
Mission Wind Oklahoma, LLC
Mission Wind Owaissa, LLC
Mission Wind PA One, LLC
Mission Wind PA Three, LLC
Mission Wind PA Two, LLC
Mission Wind Pennsylvania, LLC
Mission Wind Pinnacle, LLC
Mission Wind Utah, LLC
Mission Wind Wyoming, LLC
Monster Energy, LLC
Montevideo Solar LLC
Montville IGCC LLC

Montville Power LLC
Mount Hope Solar 1, LLC
Mount Hope Solar 2, LLC
Mountain Wind Power II LLC
Mountain Wind Power, LLC
Natural Gas Repowering LLC
NEO Chester-Gen LLC
NEO Corporation
New Genco GP, LLC
New Jersey Power Development LLC
NGRID Solar 1, LLC
NINA Construction LLC
NINA Investments Holdings LLC
NINA Modularization LLC
NINA Nuclear Training LLC
NINA Steel Investments LLC
NINA Texas 3 LLC
NINA Texas 4 LLC
Northfield Holdco LLC
Norwalk Power LLC
NRG & EFS Distributed Solar 2 LLC
NRG & EFS Distributed Solar LLC
NRG 2011 Finance Holdco LLC
NRG Acquisition Holdings Inc.
NRG Advisory Services LLC
NRG Affiliate Services Inc.
NRG Alexandria LLC
NRG Alta Vista LLC
NRG Apple I LLC
NRG Arroyo Nogales LLC
NRG Arthur Kill Operations Inc.
NRG Asia-Pacific, Ltd.
NRG Asset Services LLC
NRG Astoria Gas Turbine Operations Inc.
NRG Astoria Power LLC
NRG Audrain Generating LLC
NRG Audrain Holding LLC
NRG Bayou Cove LLC
NRG Berrians East Development LLC
NRG Bluewater Holdings LLC
NRG Bluewater Wind Massachusetts LLC
NRG Bourbonnais Equipment LLC
NRG Bourbonnais LLC
NRG Brazoria Energy LLC

NRG Brazos Valley GP LLC
NRG Brazos Valley LP LLC
NRG Business Services LLC
NRG CA Fund LLC
NRG Cabrillo Power Operations Inc.
NRG Cadillac Inc.
NRG Cadillac Operations Inc.
NRG California Peaker Operations LLC
NRG Canal 3 Development LLC
NRG Capital II LLC
NRG Carbon 360 LLC
NRG Cedar Bayou Development Company, LLC
NRG Chalk Point LLC
NRG Chestnut Borrower LLC
NRG Chestnut Class B LLC
NRG Chestnut Fund LLC
NRG Chestnut Fund Sub LLC
NRG Chestnut NYGB LLC
NRG Chino MCK LLC
NRG CleanTech Investments LLC
NRG Coal Development Company LLC
NRG ComLease LLC
NRG Common Stock Finance I LLC
NRG Common Stock Finance II LLC
NRG Community Host LLC
NRG Community Solar LLC
NRG Connected Home LLC
NRG Connecticut Affiliate Services Inc.
NRG Connecticut Peaking Development LLC
NRG Construction LLC
NRG Curtailment Solutions, Inc.
NRG Curtailment Solutions Canada, Inc.
NRG Development Company Inc.
NRG Devon Operations Inc.
NRG DG Berkeley Rec LLC
NRG DG Berkeley Village LLC
NRG DG Central East LLC
NRG DG Central West LLC
NRG DG Contra Costa Operations LLC
NRG DG Contra Costa Waste LLC
NRG DG Crystal Spring LLC
NRG DG Development LLC
NRG DG Dighton LLC
NRG DG Foxborough Elm LLC

NRG DG Foxborough Landfill LLC
NRG DG Grantland LLC
NRG DG Haverhill LLC
NRG DG Imperial Admin LLC
NRG DG Imperial Building LLC
NRG DG Lakeland LLC
NRG DG Lathrop Louise LLC
NRG DG Lincoln Middle LLC
NRG DG Marathon LLC
NRG DG Rosedale Elementary LLC
NRG DG Rosedale Middle LLC
NRG DG San Joaquin LLC
NRG DG Solar Louisiana LLC
NRG DG Tufts Knoll LLC
NRG DG Tufts Science LLC
NRG DG Washington Middle LLC
NRG DG Webster LLC
NRG dGen Advisory Services LLC
NRG DGPV 1 LLC
NRG DGPV 2 LLC
NRG DGPV 3 LLC
NRG DGPV 4 Borrower LLC
NRG DGPV 4 LLC
NRG DGPV Fund 1 LLC
NRG DGPV Fund 2 HoldCo A LLC
NRG DGPV Fund 2 HoldCo B LLC
NRG DGPV Fund 2 LLC
NRG DGPV Fund 4 LLC
NRG DGPV Fund 4 Sub LLC
NRG DGPV Holdco 1 LLC
NRG DGPV HoldCo 2 LLC
NRG DGPV HoldCo 3 LLC
NRG DG Solar Louisiana LLC
NRG Dispatch Services LLC
NRG Distributed Energy Resources Holdings LLC
NRG Distributed Generation PR LLC
NRG Dunkirk Operations Inc.
NRG ECOKAP Holdings LLC
NRG El Segundo Operations Inc.
NRG Electricity Sales Princeton LLC
NRG Elkhorn Holdings LLC
NRG Energy Center Dover LLC
NRG Energy Center Eagles LLC
NRG Energy Center Harrisburg LLC

NRG Energy Center HCEC LLC
NRG Energy Center Minneapolis LLC
NRG Energy Center Omaha Holdings LLC
NRG Energy Center Omaha LLC
NRG Energy Center Oxnard LLC
NRG Energy Center Paxton LLC
NRG Energy Center Phoenix LLC
NRG Energy Center Pittsburgh LLC
NRG Energy Center Princeton LLC
NRG Energy Center San Diego LLC
NRG Energy Center San Francisco LLC
NRG Energy Center Smyrna LLC
NRG Energy Center Tucson LLC
NRG Energy Efficiency-L LLC
NRG Energy Fuel LLC
NRG Energy Fuel Services LLC
NRG Energy Gas & Wind Holdings, Inc.
NRG Energy Holdings II, Inc.
NRG Energy Holdings Inc.
NRG Energy Labor Services LLC
NRG Energy Petroleum LLC
NRG Energy Services Group LLC
NRG Energy Services International Inc.
NRG Energy Services LLC
NRG Equipment Company LLC
NRG ESA Joint Development LLC
NRG First Power Holdings I
NRG First Power Holdings II
NRG Fuel Cell CA1 LLC
NRG Fuel Resources LLC
NRG Fuel Transportation LLC
NRG Gas Development Company, LLC
NRG Generation Holdings, Inc.
NRG Gladstone Operating Services Pty Ltd
NRG Golden Puma Fund LLC
NRG Golden Puma Revolve LLC
NRG Granite Acquisition LLC
NRG Greenco Holdings LLC
NRG Greenco LLC
NRG GTL Holdings LLC
NRG Harrisburg Cooling LLC
NRG Holding Leasing Vehicle 7 LLC
NRG Home & Business Solutions LLC
NRG Home Services LLC

NRG Home Solutions LLC
NRG Home Solutions Product LLC
NRG Homer City Services LLC
NRG HQ DG LLC
NRG Huntington Beach LLC
NRG Huntley Operations Inc.
NRG Identity Protect LLC
NRG Ilion Limited Partnership
NRG Ilion LP LLC
NRG Independence Solar LLC
NRG International II Inc.
NRG International III Inc.
NRG International LLC
NRG Kaufman LLC
NRG Latin America Inc.
NRG Lease Co, LLC
NRG Lease Development LLC
NRG Limestone 3, LLC
NRG MA Community LLC
NRG Maintenance Services LLC
NRG Marsh Landing Holdings LLC
NRG Marsh Landing LLC
NRG Mesquite LLC
NRG Mextrans Inc.
NRG MidAtlantic Affiliate Services Inc.
NRG MidCon Development LLC
NRG Middletown Operations Inc.
NRG Midwest Holdings LLC
NRG Midwest II LLC
NRG MN Community LLC
NRG Montville Operations Inc.
NRG NE Development LLC
NRG Nelson Turbines LLC
NRG NewGen LLC
NRG New Roads Holdings LLC
NRG North Central Operations Inc.
NRG Northeast Affiliate Services Inc.
NRG Norwalk Harbor Operations Inc.
NRG NY Community LLC
NRG Oahu Solar Holdings, LLC
NRG Oahu Solar, LLC
NRG Ohio Pipeline Company LLC
NRG Operating Services, Inc.
NRG Oswego Harbor Power Operations Inc.

NRG PacGen Inc.
NRG PC Dinuba LLC
NRG Peaker Finance Company LLC
NRG Pennsylvania Pipeline Company LLC
NRG Portable Power LLC
NRG Potrero Development LLC
NRG Power Marketing LLC
NRG Procurement Company LLC
NRG Project Company LLC
NRG Puma Class B LLC
NRG Reliability Solutions LLC
NRG Renew 365 LLC
NRG Renew 366 LLC
NRG Renew Africa Proprietary Limited
NRG Renew Canal 1 LLC
NRG Renew DG Holdings LLC
NRG Renew GB LLC
NRG Renew Investments (PTY) Ltd.
NRG Renew KP 2 LLC
NRG Renew KP LLC
NRG Renew LLC
NRG Renew Operation & Maintenance LLC
NRG Renew Spark 2 LLC
NRG Renewables LLC
NRG Renter’s Protection LLC
NRG Repowering Holdings LLC
NRG Residential Solar Solutions Leasing II LLC
NRG Residential Solar Solutions LLC
NRG Retail Charitable Foundation
NRG Retail LLC
NRG Retail Northeast LLC
NRG Revolve LLC
NRG Robin MCK LLC
NRG Rockford Acquisition LLC
NRG Rockford Equipment II LLC
NRG Rockford Equipment LLC
NRG RPV 1 LLC
NRG RPV 2 LLC
NRG RPV Fund 11 LLC
NRG RPV Fund 12 LLC
NRG RPV Fund 13 LLC
NRG RPV HoldCo 1 LLC
NRG Runway Holdings LLC
NRG Saguaro Operations Inc.

NRG Security LLC
NRG Services Corporation
NRG Sherbino LLC
NRG SimplySmart Solutions LLC
NRG Solar Alpine LLC
NRG Solar Apple LLC
NRG Solar Arrowhead LLC
NRG Solar Asset Management LLC
NRG Solar AV Holdco LLC
NRG Solar Avra Valley LLC
NRG Solar Big Break LLC
NRG Solar Blythe II LLC
NRG Solar Blythe LLC
NRG Solar Borrego Holdco LLC
NRG Solar Borrego I LLC
NRG Solar Community 1 LLC
NRG Solar Community Holdco LLC
NRG Solar CSD LLC
NRG Solar CVSR Holdings 2 LLC
NRG Solar CVSR Holdings LLC
NRG Solar Dandan LLC
NRG Solar Desert Center II LLC
NRG Solar Desert Center LLC
NRG Solar DG LLC
NRG Solar GC LLC
NRG Solar Guam LLC
NRG Solar Hagerstown LLC
NRG Solar Iguana LLC
NRG Solar Ivanpah LLC
NRG Solar Kansas South Holdings LLC
NRG Solar Kansas South LLC
NRG Solar Las Vegas MB 1 LLC
NRG Solar Las Vegas MB 2 LLC
NRG Solar Mayfair LLC
NRG Solar Mule LLC
NRG Solar Oasis LLC
NRG Solar Pittsburg LLC
NRG Solar PV LLC
NRG Solar Ring LLC
NRG Solar Roadrunner Holdings LLC
NRG Solar Roadrunner LLC
NRG Solar SC Stadium LLC
NRG Solar Star LLC
NRG Solar Sunora LLC

NRG Solar Sunrise LLC
NRG Solar Tabernacle LLC
NRG Solar Ventures LLC
NRG Solar Vienna LLC
NRG Solar Warren LLC
NRG Solar Wauwinet LLC
NRG Solar West Shaft LLC
NRG South Central Affiliate Services Inc.
NRG South Central Generating LLC
NRG South Central Operations Inc.
NRG South Texas LP
NRG South Trent Holdings LLC
NRG Sterlington Power LLC
NRG Storage on Demand NY LLC
NRG SunCap Leasing I LLC
NRG Telogia Power LLC
NRG Texas C&I Supply LLC
NRG Texas Gregory LLC
NRG Texas Holding Inc.
NRG Texas LLC
NRG Texas Power LLC
NRG Texas Retail LLC
NRG Thermal LLC
NRG Thermal Solar LLC
NRG Trading Advisors LLC
NRG Transmission Holdings LLC
NRG ULC Parent, Inc.
NRG Victoria I Pty Ltd
NRG Waiawa Solar, LLC
NRG Walnut Creek II, LLC
NRG Walnut Creek, LLC
NRG Warranty Services LLC
NRG West Coast LLC
NRG West Holdings LLC
NRG Western Affiliate Services Inc.
NRG Wind Development Company, LLC
NRG Wind Force LLC
NRG Wind LLC
NRG Wind TE Holdco LLC
NRG Yield DGPV Holding LLC
NRG Yield LLC
NRG Yield AC Solar Holdings LLC
NRG Yield CVSR Holdings LLC
NRG Yield Operating LLC

NRG Yield RPV Holding LLC
NRG Yield, Inc.
NRG Yield Utah Solar Holdings LLC
NRGenerating German Holdings GmbH
NRGenerating International B.V.
NRGenerating Luxembourg (No. 1) S.a.r.l.
NRGenerating Luxembourg (No. 2) S.a.r.l.
NS Smith, LLC
Nuclear Innovation North America Investments LLC
Nuclear Innovation North America LLC
NYLD Fuel Cell Holdings LLC
Oahu Renewables, LLC
O’Brien Cogeneration, Inc. II
OC Solar 2010, LLC
Odin Wind Farm LLC
Old Westminster Solar 1, LLC
Old Westminster Solar 2, LLC
One Block Off The Grid, Inc.
ONSITE Energy, Inc.
Osakis Solar LLC
Oswego Harbor Power LLC
OWF Eight, LLC
OWF Five, LLC
OWF Four, LLC
OWF One, LLC
OWF Seven, LLC
OWF Six, LLC
OWF Three, LLC
OWF Two, LLC
Pacific Generation Company
Palo Alto County Wind Farm, LLC
Patriot Wind Class B LLC
Patriot Wind Farm, LLC
Patriot Wind Holdings LLC
Patriot Wind Seller LLC
Patriot Wind TE Holdco LLC
PESD Energy, LLC
Petra Nova CCS I LLC
Petra Nova Holdings LLC
Petra Nova LLC
Petra Nova Parish Holdings LLC
Petra Nova Power I LLC
Pikes Peak Solar Garden I LLC
Pine Island Holdco LLC

Pinnacle Wind, LLC
PM Solar Holdings, LLC
Pond Road Solar, LLC
Portfolio Solar I, LLC
Poverty Ridge Wind, LLC
Pure Energies Group ULC
Pure Energies Installation Inc.
Pure Energies Solar Services Inc.
Pure Group, Inc.
Rattlesnake Flat, LLC
RDI Consulting, LLC
Redbrook Solar 1, LLC
Reliant Energy Northeast LLC
Reliant Energy Power Supply, LLC
Reliant Energy Retail Holdings, LLC
Reliant Energy Retail Services, LLC
Renew IL Community LLC
Renew Solar ABC Sacramento LLC
Renew Solar VMC LLC
Renewables Construction LLC
RERH Holdings, LLC
Restoration Design LLC
Roof Diagnostics Solar and Electric LLC
Roof Diagnostics Solar and Electric of Connecticut, LLC
Roof Diagnostics Solar and Electric of NY, LLC
Roof Diagnostics Solar Holdings LLC
Roof Diagnostics Solar of Mass., LLC
Rosamond Renewables, LLC
Rosamond Solar Holdings, LLC
Rosamond Solar Portfolio, LLC
RRI Energy Channelview, LLC
Saguaro Power Company, a Limited Partnership
Saguaro Power LLC
San Gabriel Energy, LLC
San Joaquin Energy, LLC
San Juan Energy, LLC
San Juan Mesa Investments, LLC
San Juan Mesa Wind Project, LLC
San Pascual Cogeneration Company International B.V.
Sand Drag LLC
Sand Solar, LLC
SCDA Solar 1, LLC
SCWFD Energy, LLC
Sherbino I Wind Farm LLC

Silver Lake Acres Wind Farm, LLC
SJA Solar LLC
Sleeping Bear, LLC
Solar Flagstaff One LLC
Solar Partners I, LLC
Solar Partners II, LLC
Solar Partners VIII, LLC
Solar Power Partners, Inc.
Solar Pure Energies ULC
Somerset Operations Inc.
Somerset Power LLC
Somerset Wind, LLC
South Texas Wind, LLC
South Trent Wind LLC
Spanish Fork Wind Park 2, LLC
Spanish Town Estate Solar 1 LLC
SPP AMCo, LLC
SPP Asset Holdings, LLC
SPP Fund II Holdings, LLC
SPP Fund II, LLC
SPP Fund II-B, LLC
SPP Fund III, LLC
SPP Galaxy, Inc.
SPP Lease Holdings, LLC
SPP P-IV Master Lessee, LLC
Spring Canyon Energy II LLC
Spring Canyon Energy III LLC
Spring Canyon Expansion Class B Holdings LLC
Spring Canyon Expansion Holdings LLC
Spring Canyon Expansion LLC
Spring Canyon Interconnection LLC
Spring Street Solar 1, LLC
Stafford St Solar 1, LLC
Stafford St Solar 2, LLC
Stafford St Solar 3, LLC
Station A LLC
Statoil Energy Power/Pennsylvania, Inc.
Steel Bridge Solar, LLC
Sun City Project LLC
Sunora Energy Construction Holdings LLC
Sunora Energy PR LLC
Sunora Energy Solutions Holdings LLC
Sunora Energy Solutions I LLC
Sunora PA Construction Services LLC

Sunrise Power Company, LLC
Sunrise View Wind Farm, LLC
Sunset View Wind Farm, LLC
Sunshine State Power (No. 2) B.V.
Sunshine State Power B.V.
Sutton Wind Energy, LLC
TA- High Desert, LLC
Tacoma Energy Recovery Company
Taloga Wind II, LLC
Taloga Wind, L.L.C.
Tapestry Wind, LLC
TCV Pipeline, LLC
Texas Coastal Ventures, LLC
Texas Genco GP, LLC
Texas Genco Holdings, Inc.
Texas Genco LP, LLC
Texas Genco Services, LP
Topeka Solar 1, LLC
TOS Solar 1, LLC
TOS Solar 2, LLC
TOS Solar 4, LLC
TOS Solar 5, LLC
Tower of Power, LLC
Tully Farms Solar 1, LLC
UB Fuel Cell, LLC
US Retailers LLC
Vail Energy, LLC
Valle Del Sol Energy, LLC
Vienna Operations Inc.
Vienna Power LLC
Viento Funding II, LLC
Viento Funding, LLC
Virgin Lake Wind Farm, LLC
Wabasha Holdco LLC
Waipio Land Holdings, LLC
Waipio PV, LLC
Walnut Creek Energy, LLC
Waterford Holdco LLC
Watson Cogeneration Company
WCEP Holdings, LLC
WCP (Generation) Holdings LLC
Webster Holdco LLC
Welawela Land Holdings, LLC
Welawela Solar Holdings, LLC

Welawela Solar, LLC
West Coast Power LLC
West Transmission One, LLC
Wildcat Energy, LLC
Wildorado Interconnect, LLC
Wildorado Wind, LLC
Wind Family Turbine, LLC
WSD Solar Holdings, LLC
Zontos Wind, LLC